[PHOTO OMITTED]

The

Gabelli
Global
Telecommunications
Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999

                                [GRAPHIC OMITTED]

                   The Gabelli Global Telecommunications Fund

                              Third Quarter Report

                               September 30, 1999

                                      *****

             Morningstar Rated(TM) Gabelli Global Telecommunications
            Fund 5 stars overall and for the three-year period ended
         9/30/99 among 3210 domestic equity funds, and for the five-year period ended 9/30/99 among 2010 domestic equity funds.

To Our Shareholders,

      In the third quarter of 1999, the powerful forces driving change in the telecommunications industry--deregulation, consolidation, and technology--helped telecommunications stocks swim against the market tides. Year-to-date through the third quarter, the Gabelli Global Telecommunications Fund has outdistanced global equity indices, a testament to the strength of the telecommunications group worldwide.

Investment Performance

      For the third quarter ended September 30, 1999, The Gabelli Global Telecommunications Fund's (the "Fund") total return was 4.24%. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index declined 1.98% and 0.18%, respectively, over the same period. The Salomon Smith Barney Global Telecommunications Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 70.65% over the trailing twelve-month period. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index rose 75.72% and 47.90%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 1999, the Fund's total return averaged 24.00% annually versus average annual total returns of 27.17% and 21.32% for the Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index, respectively. Since inception on November 1, 1993 through September 30, 1999, the Fund had a cumulative total return of 207.32%, which equates to an average annual total return of 20.89%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                        Quarter
                        ---------------------------------------
                          1st        2nd        3rd        4th          Year
                        ------     ------     ------     ------        ------
1999: Net Asset Value   $19.18     $21.95     $22.88         --            --
      Total Return ..    15.4%      14.4%       4.2%         --            --
--------------------------------------------------------------------------------
1998: Net Asset Value   $15.91     $16.22     $14.48     $16.62        $16.62
      Total Return ..    19.4%       1.9%     (10.7)%     24.0%         34.8%
--------------------------------------------------------------------------------
1997: Net Asset Value   $11.29     $13.17     $14.22     $13.32        $13.32
      Total Return ..     0.1%      16.7%       7.9%       4.6%         31.9%
--------------------------------------------------------------------------------
1996: Net Asset Value   $11.72     $12.16     $11.73     $11.28        $11.28
      Total Return ..     5.4%       3.8%      (3.5)%      3.3%          9.0%
--------------------------------------------------------------------------------
1995: Net Asset Value   $ 9.77     $10.29     $11.12     $11.12        $11.12
      Total Return ..     0.4%       5.3%       8.1%       1.6%         16.2%
--------------------------------------------------------------------------------
1994: Net Asset Value   $ 9.68     $ 9.62     $10.38     $ 9.73        $ 9.73
      Total Return ..    (5.1)%     (0.6)%      7.9%      (5.3)%        (3.7)%
--------------------------------------------------------------------------------
1993: Net Asset Value      --         --         --      $10.20        $10.20
      Total Return ..      --         --         --        3.0%(b)       3.0%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Return - September 30, 1999 (a)
                 ----------------------------------------------
              1 Year ................................     70.65%
              5 Year ................................     24.00%
              Life of Fund (b) ......................     20.89%
--------------------------------------------------------------------------------

                                Dividend History
          ------------------------------------------------------------
          Payment (ex) Date      Rate Per Share     Reinvestment Price
          -----------------      --------------     ------------------
          December 28, 1998           $1.310              $16.38
          December 30, 1997           $1.550              $13.28
          December 31, 1996           $0.840              $11.28
          December 29, 1995           $0.182              $11.12
          December 30, 1994           $0.095              $ 9.73
          December 31, 1993           $0.102              $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Industry Allocation

      The accompanying chart depicts the Fund's holdings by industry sector as of September 30, 1999. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 9/30/99

                        United States            46.3%
                        Europe                   13.0%
                        Canada                    7.6%
                        Japan                     4.1%
                        Asia/Pacific Rim          2.9%
                        Latin America             2.8%
                        Cash                     23.3%

   [The following table was depicted as a pie chart in the printed material.]

                     HOLDINGS BY INDUSTRY SECTOR - 9/30/99

                     Wireless/Satellite            24.1%
                     Cash                          23.3%
                     Regional Providers            15.0%
                     Networks                      13.3%
                     Cable/Media                   10.2%
                     Equipment                      4.8%
                     Long Distance                  4.6%
                     Business Services              2.2%
                     Utilities                      2.0%
                     Alternative Providers          0.5%

Commentary

Wireless Works

      About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for wireless spectrum and enhances the value of wireless assets.

      We expect to see the same trends throughout the world. This should translate into national and regional consolidation as companies fill service holes and extend the reach of wireless systems. Those companies that develop dominant shares in their own markets will become attractive to larger companies seeking to provide global wireless services. Microsoft co-founder and noted venture capitalist Paul Allen envisions a "wired world", in which voice and data can be transmitted globally from the largest cities to the smallest backwaters. We believe a "wireless world" will accomplish the same objective, perhaps more inexpensively and efficiently.

      In the U.S., three out of every ten people subscribe to wireless voice service. Outside the U.S., penetration statistics are even more compelling. In Italy, nearly 50% of the population subscribes to cellular service. In Denmark, this figure exceeds 60%. These figures underscore the insatiable consumer demand for communications products globally, which is most visible in the wireless arena. Future wireless growth should be propelled by ongoing replacement of traditional wired phone calls by wireless services and by data transmission via wireless channels. Several recent announcements have reaffirmed the emergence of these new revenue streams, including plans by Sprint PCS to rollout a handset with Internet browser capabilities. Nextel already offers similar capabilities. Various European and Asian companies also announced similar intentions.

      We have already seen a significant number of wireless deals in the U.S., with established companies such as AT&T and MCI WorldCom building national networks via acquisition. We have also witnessed several large international combinations, most notably the U.K.'s Vodafone acquiring AirTouch. We think this game is still in the early innings and that more telecommunications industry sluggers will be stepping up to the plate, swinging for the global wireless fences.

      In the third quarter, Bell Atlantic and Vodafone reaffirmed the importance of wireless communications with the announcement of their intention to combine their U.S. cellular properties. By combining these assets they will be able to realize economies of scale that can be shared with ever more demanding customers through technology development and larger bundled service plans. This declaration came on the back of several merger announcements including VoiceStream's merger with Omnipoint, Vodafone's merger with CommNet Cellular and the decision by Hutchinson Wampoa and Sonera to increase their stakes in the U.S. wireless arenas. The stage is set for further strategic reshuffling.

Cable Modems

      In our second quarter letter to shareholders, we opined that high speed cable modems gave the cable television providers an edge over telephone companies in the battle for Internet traffic. This was also the reason we cited for our investments in General Instrument and Scientific-Atlanta, two of the leading cable modem manufacturers. Motorola must have been listening. While we were somewhat disappointed at the relatively modest premium Motorola agreed to pay to acquire General Instrument, we were compensated by the sharp rise in Scientific-Atlantic's stock price following the announcement of the deal. When interviewed by the financial press following this announced deal, Scientific-Atlantic management stated that they believe they can continue to compete in the fast growing market for cable modems as an independent company. However, they also promised not to stand in the way of anything that would enhance the value of their shareholders' investment. That could be interpreted as an invitation to dance.

More Bandwidth Please

      The ability to transmit information today as bits and bytes, regardless of origin (voice, video or data), is blurring the traditional boundaries between various distribution network types, such as telephone, cable television, and wireless. Consumers, empowered by improvements in technology and more diverse product offerings, are demanding faster, more reliable and more capable communications services. Traditional network companies are feeling a greater urgency to upgrade their networks to carry larger and more diverse packages of data and niche "Emerging Competitive Communications" companies are evolving to take advantage of service gaps and opportunities created as deregulation allows new competitors.

Sprinting into Battle

      Global and less regulated industry interaction increases the value of customer loyalty, content, and cost control. This emphasis underscores a wave of mergers and acquisitions in the industry that has played a dominant role in surfacing the intrinsic value of publicly traded companies and has amply rewarded investors. In the three months ended September 30, 1999, telecommunications mergers ranked first in terms of worldwide volume with almost $80 billion announced, more than 10% of total mergers and acquisitions in the quarter. Spotlighting the globalization theme, $50 billion of these announced mergers involved deals with a non-U.S. target. This deal-making environment has provided a stable backdrop for continued strong performance of telecommunications company shares.

      As we write, BellSouth has joined MCI WorldCom in bidding for Sprint. Both bids face serious regulatory hurdles. Bell South/Sprint would challenge current rules preventing the regional Bells from getting into the long distance business and an MCI WorldCom/Sprint combination may inspire antitrust scrutiny. So, we may not see any deal get done. But these competing bids underscore the value of wireless and wired telecommunications assets and the economic forces driving large telecommunications companies to get even larger. We believe that at some point, regulatory resistance to such deals will wane and the telecommunications giants here and abroad will be allowed to slug it out for the assets they need to become global powerhouses.

      Going forward, the "Emerging Competitive International Long Distance" sector and the "Competitive Local Exchange Carrier" ("CLEC") segments of the industry appear ripe for consolidation. Both have seen aggressive growth in the number of publicly listed peers. The participants in this sector are building next generation communications networks, long haul and last mile for the Emerging Competitive Long Distance companies and CLECS, respectively. Traditional telephone companies may find it economically advantageous to acquire these companies rather then build to their needs from scratch.

Good Calls and Some Bad Connections

      This quarter, seven wireless communications companies--Celular CRT, Rural Cellular, VoiceStream Wireless, Aerial Communications (which agreed to be acquired by VoiceStream), Omnipoint, Western Wireless, and Nextel Communications--made our Top 20 performance list. Developed nations in Asia contributed two big winners (Korea Telecom and Japan Telecom); Latin America chipped in with Telefonica del Peru and the "Great White North" of Canada heated up with Rogers Cantel.

      Emerging markets in Asia produced some wrong numbers in Thai Telephone, PT Telekomunikasi Indonesia, and Telekom Malaysia. Two of our Brazilian communications holdings, Telecomunicacoes Brasileiras and Telecomunicacoes de Sao Paulo, put us on hold. Our U.S. holdings were mixed, with Sprint and Telephone & Data Systems connecting and AT&T not answering our call.

      Telecommunications is a global growth industry. However, over any given period of time, geography will have an impact on returns. Due to more volatile economies and markets, the short term performance of emerging market telecommunications stocks will be erratic. However, over the longer term, these stocks have exceptional upside potential. We believe that is a fair trade-off and justifies our portfolio commitments in emerging market countries.

Good Things Come To Those Who Wait

      The critical element to our success in the equity markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting holdings for the Fund, and will invest in short-term instruments when appropriate.

      In short, the high cash position in the Fund does not reflect any effort on our part to time the securities market. It is rather a consequence of our value oriented discipline. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1999.

Aerial Communications Inc. (AERL - $27.125 - Nasdaq) is an 82%-owned subsidiary of Telephone & Data Systems that has Personal Communications Services ("PCS") access covering 26.2 million people. On September 20, Aerial agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) in a $3.3 billion stock transaction. TDS's ownership of Aerial will be converted to VoiceStream stock, resulting in TDS owning more than 36 million shares of VSTR. Upon consummation of the Aerial and Omnipoint acquisitions, VoiceStream will emerge as a major national PCS carrier with licenses covering over 230 million people.

Associated Group Inc. (AGRPA - $60.50 - Nasdaq; AGRPB - $60.5625 - Nasdaq) is a diversified communications company with ownership and operation of a variety of wireless communications businesses and interests including TruePosition, a controlling interest in Teligent (a facilities-based wireless competitive local exchange carrier), a controlling interest in a Mexican cellular operator and five radio broadcasting stations in Ohio. Associated Group also has a marketable equity securities portfolio, which includes approximately 20 million shares of AT&T Corp. common stock and 14 million shares of Liberty Media Group, an AT&T tracking stock, having a current market value of approximately $1.9 billion. The company also operates Associated American Artists, a prominent art gallery in New York City. In early June, Liberty Media Group (LMG'A - $37.125 - NYSE), an investment vehicle led by John Malone and owned by AT&T, announced a plan to acquire Associated for $2.8 billion in stock.

BCE Inc. (BCE - $49.8125 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $67.1875 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $51.00 - NYSE), Teleglobe (TGO - $15.44 -NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

Cable & Wireless plc (CWP - $33.125 - NYSE), a United Kingdom-based company, is a global telecommunications provider with interests in local telephone companies. Major subsidiaries include Hong Kong Telecommunications (HKT - $21.75
- NYSE) (54% owned) and the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $52.125 - NYSE) (53% owned) which is the largest cable system operator in the U.K. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. for 8 billion pounds and will retain its data assets including Mercury Communications. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong and remains the "crown jewel" of the CWP portfolio. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion.

Commonwealth Telephone Enterprises Inc. (CTCO - $44.00 - Nasdaq; CTCOB - $43.4375 - Nasdaq), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

Japan Telecom Co. Ltd. (9434.T - $23,405.00 - Tokyo Stock Exchange) provides domestic long distance telephone and leased line services through its fiber optic cable network connected to local telephone exchanges owned by Nippon Telegraph & Telephone and local common carriers. The company also participates in other telecommunications-related businesses such as cellular telephone services. British Telecommunications and AT&T have each recently taken a significant stake in Japan Telecom and Vodafone AirTouch is a partner in its cellular operations.

KDD Corp. (9431.T - $103.08 - Tokyo Stock Exchange) provides international telecommunications services in Japan. The company's services include telephone, telex, circuit leasing, data communications, and data transfer. KDD completed the JIH (a nationwide fiber-optic network) in the spring of this year, augmenting the existing fiber-optic network it inherited from its merger with TWJ, forming the most extensive fiber-optic network in the country. KDD is reportedly discussing a joint venture with American providers Qwest Communications and SBC.

Liberty Media Group (LMG'A - $37.125 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

Nielsen Media Research Inc. (NMR - $37.1875 - NYSE) is the leading provider of television audience measurement and related services in the United States and Canada. Its services provide audience estimates for all national program sources, including broadcast networks, cable networks, Spanish language television and national syndications. Nielsen also provides competitive advertising intelligence information and Internet usage and advertising information. VNU NV, a Dutch international publishing and information services company, is offering to purchase all shares of NMR for $37.75 per share in cash.

NTT Mobile Communications Network Inc. (9437.T - $19,660.16 - Tokyo Stock Exchange) provides various telecommunication services including cellular, pagers, alternative telephone (for ships and airplanes) and packet communication services. The company also sells cellular phones, car phones, and pager equipment. NTT Mobile Communications is now well know as NTT DoCoMo in Japan.

Omnipoint Corp. (OMPT - $55.875 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S., with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) for 0.825 shares of VoiceStream and $8.00 cash per shares of OMPT. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Rogers Communications Inc. (RG - $16.8125 - NYSE) is Canada's national communications company, engaged in cellular, digital PCS, paging and data communications through wholly-owned Rogers Cantel (Canada's largest wireless provider serving over two million customers from coast to coast); in cable television, high-speed Internet access, and video retailing through Rogers Cablesystem; and in radio and television broadcasting, tele-shopping, publishing and new media businesses through Rogers Media. Over the past several months, Microsoft and AT&T (through a joint venture with British Telecommunications) have made major investments into Rogers Communications.

Sprint Corp. (FON - $54.25 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network the company is developing and by other new services. On October 5, 1999, MCI Worldcom announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon regulatory approval. Sprint PCS group is the leading all digital personal communications services ("PCS") carrier in the U.S. with over four million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI Worldcom's acquisition of Sprint Corp.

Telephone & Data Systems Inc. (TDS - $88.8125 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $68.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $27.125 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $61.72 -Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

US West Inc. (USW - $57.062 - NYSE), headquartered in Denver, Colorado, provides a full range of telecommunications services to more than 25 million customers in 14 western and midwestern states. The company's primary products and services include: local telephone services; long distance services within specified calling areas; high-speed data networking, including Internet access and digital subscriber line ("DSL") services; wireless personal communications services ("PCS"); print and electronic directories; local phone interconnections to interstate long distance companies; operator services; and video services in limited markets. US West leads the nation in deployment of leading-edge DSL technologies. The company's Internet access service now has well over 100,000 subscribers. On July 18, USW agreed to be acquired by Qwest Communications International in a stock transaction for $69.00 per US West share. The transaction is pending regulatory approval and is expected to close in the second half of 2000. The combined company will have pro-forma revenues of $18.5 billion and operating cash flow of $7.4 billion.

Vodafone AirTouch plc (VOD - $237.75 - NYSE) has created a dominant global mobile communications service provider through the completion of its recent acquisition of AirTouch in the United States. The company has grown its customer base by over two million subscribers over the past year to command upwards of 37% of the wireless market, with nearly half of those subscribers outside of the United Kingdom. Vodafone has engaged in 47 new roaming agreements in ten countries around the world, bringing its global reach to 91 countries. The company continues to benefit from the increased usage of wireless networks and the economies of scale of a larger network.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Telecommunications stocks performed well again this quarter despite mixed results in global equity markets. We believe this group will continue to be driven more by secular than cyclical economic or market trends. At some point, we can expect to see telecommunications stocks stall. However, we believe any setbacks will be temporary and that the strong global demand for modern telecommunications services will continue to produce investment profits.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00EPM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                                     Sincerely,


          /S/ Mario J. Gabelli                       /s/ Marc J. Gabelli

          Mario J. Gabelli, CFA                      Marc J. Gabelli
          Portfolio Manager and                      Associate Portfolio Manager
          Chief Investment Officer


                                                     /s/ Ivan Arteaga

                                                     Ivan Arteaga, CFA
                                                     Associate Portfolio Manager

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

Telephone & Data Systems Inc.                  Cable & Wireless plc
US West Inc.                                   Rogers Communications Inc.
Commonwealth Telephone Enterprises             Aerial Communications Inc.
Liberty Media Group                            Associated Group Inc.
Nielsen Media Research Inc.                    BCE Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
     Shares                                                            Value
     ------                                                            -----
             COMMON STOCKS -- 73.5%
             Alternative Telecommunications Providers -- 0.5%
      4,000  Colt Telecom Group plc+.............................  $    385,000
      2,500  Davel Communications Group Inc.+....................         9,844
     32,000  GST Telecommunications Inc.+........................       225,000
     18,000  ICG Communications Inc.+............................       280,125
      5,000  Intermedia Communications Inc.+.....................       108,750
      7,000  McLeodUSA Inc., Cl. A +.............................       297,937
      5,000  Startec Global Communications Corp.+................        68,750
     10,000  USN Communications Inc.+............................           100
                                                                   ------------
                                                                      1,375,506
                                                                   ------------
             Broadcasting -- 0.1%
     25,000  CanWest Global Communications Corp..................       310,938
      1,000  Tivo Inc............................................        29,937
                                                                   ------------
                                                                        340,875
                                                                   ------------
             Business Services -- 2.2%
      9,000  Carlisle Holdings Ltd.+.............................        93,094
     15,000  Convergys Corp.+....................................       297,187
     20,000  Donnelley (R.H.) Corp...............................       372,500
      2,000  EarthLink Network Inc.+.............................        85,875
     30,000  IDT Corp.+..........................................       628,125
    130,000  Nielsen Media Research Inc..........................     4,834,375
                                                                   ------------
                                                                      6,311,156
                                                                   ------------
             Cable -- 6.8%
     10,000  Adelphia Communications Corp., Cl. A+...............       588,125
     11,500  Austar United Communications Ltd....................        35,281
     52,000  Cablevision Systems Corp., Cl. A+...................     3,783,000
     56,500  Century Communications Corp., Cl. A+................     2,577,813
     27,000  Comcast Corp., Cl. A................................       973,687
     27,000  Comcast Corp., Cl. A, Special.......................     1,076,625
     11,550  Cox Communications Inc., Cl. A......................       482,212
     55,000  MediaOne Group Inc.+................................     3,757,187
     33,000  NTL Inc.+...........................................     3,171,094
     23,000  Telewest Communications plc, ADR+...................       839,500
     35,000  UnitedGlobalCom Inc. +..............................     2,506,875
     10,000  Videotron Groupe....................................       151,371
                                                                   ------------
                                                                    19,942,770
                                                                   ------------
             Communications Equipment -- 4.3%
    200,000  Allen Telecom Inc.+.................................     1,950,000
    120,000  Champion Technology Holdings, ADR...................        40,943
     10,000  Communications Systems Inc..........................       116,250
      8,000  Ericsson (L.M.) Telephone Co., ADR..................       250,000
      6,000  Gemstar International Group Ltd.+...................       468,750
      5,000  General Instrument Corp.+...........................       240,625
      2,500  General Semiconductor Inc.+.........................        25,781
     15,000  GN Store Nord A/S...................................       493,922
      3,500  L-3 Communications Holdings Inc.+...................       132,125
     10,000  Lucent Technologies Inc.............................       648,750
     25,000  Mannesmann AG.......................................     4,009,029
      2,500  Motorola Inc........................................       220,000
      8,000  Nokia Corp., Cl. A, ADR.............................       718,500
     45,000  Nortel Networks Corp................................     2,295,000
     12,000  Scientific-Atlanta Inc..............................       594,750
        500  Siemens AG, ADR.....................................        40,736
    100,000  Time Engineering Berhad+............................        24,211
     15,000  TNT Post Group NV, ADR..............................       380,625
                                                                   ------------
                                                                     12,649,997
                                                                   ------------
             Diversified Industrial -- 0.2%
     15,000  Royal Nedloyd Groups Co. Ltd........................       667,500
                                                                   ------------
             Energy and Utilities -- 1.9%
     20,000  Cilcorp Inc.........................................     1,296,250
    338,333  Citizens Utilities Co., Cl. B.......................     3,827,392
      3,000  Conectiv Inc........................................        58,875
     40,000  El Paso Electric Co.+...............................       360,000
      3,000  Florida Public Utilities Co.........................        55,125
                                                                   ------------
                                                                      5,597,642
                                                                   ------------
             Entertainment -- 2.3%
     23,462  Ascent Entertainment Group Inc.+....................       322,603
     15,000  GC Companies Inc.+..................................       450,000
      2,200  Liberty Digital Inc.................................        51,287
    140,000  Liberty Media Group, Cl. A+  .......................     5,197,500
      8,000  Metromedia International Group Inc.+  ..............        33,000
      2,000  Time Warner Inc.....................................       121,500
     10,000  Viacom Inc., Cl. A+ ................................       432,500
                                                                   ------------
                                                                      6,608,390
                                                                   ------------
             Equipment and Supplies -- 0.2%
      6,000  Amphenol Corp., Cl. A+ .............................       297,375
     20,000  Thyssen Krupp AG+...................................       401,222
                                                                   ------------
                                                                        698,597
                                                                   ------------
             Long Distance Telephone Providers -- 4.1%
     50,000  AT&T Corp...........................................     2,175,000
     25,000  Call-Net Enterprises Inc.+..........................       151,371
        270  DDI Corp............................................     2,022,188
     23,000  Embratel Participacoes SA ..........................       263,062
      3,000  Esat Telecom Group plc, ADR+........................       119,250
     68,000  General Communication Inc., Cl. A+..................       354,875
     14,000  KDD Corp............................................     1,443,056
      8,500  MCI WorldCom Inc.+..................................       610,937
      8,000  MIDCOM Communications Inc.+.........................           300
     50,000  Philippine Long Distance Telephone Co...............     1,087,500
     90,000  PLD Telekom Inc.+...................................       225,000
     11,660  Qwest Communications International Inc.+............       344,699
     40,000  Sprint Corp.........................................     2,170,000
      5,000  RSL Communications Ltd..............................        91,250
      8,000  Teleglobe Inc.......................................       123,546
      5,000  Telegroup Inc.+.....................................            50
     70,000  VDC Communications Inc.+............................        87,500
     34,000  Viatel Inc.+........................................     1,005,125
                                                                   ------------
                                                                     12,274,709
                                                                   ------------
             Publishing -- 0.3%
      7,000  Harcourt General Inc................................       291,375
      3,000  Media General Inc., Cl. A...........................       153,750

The Gabelli Global Telecommunications Fund
Portfolio of Investments (continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
     Shares                                                            Value
     ------                                                            -----
             COMMON STOCKS (Continued)
             Publishing (Continued)
      8,000  News Corp. Ltd., ADR................................  $    227,500
    100,000  Seat-Pagine Gialle SpA..............................       146,015
                                                                   ------------
                                                                        818,640
                                                                   ------------
             Regional and Local Telephone Providers -- 14.7%
     98,675  Aliant Inc.+........................................     1,476,869
      2,000  Allegiance Telecom Inc.+............................       105,250
     46,200  Alltel Corp.........................................     3,251,325
     42,000  Ameritech Corp......................................     2,821,875
     10,000  AT&T Canada Inc.+...................................       628,125
     15,200  Atlantic Tele-Network Inc...........................       148,200
     12,608  Bell Atlantic Corp..................................       848,676
     50,000  BellSouth Corp......................................     2,250,000
     58,000  CenturyTel Inc......................................     2,356,250
        500  Cia Riograndense Telecom............................           112
     30,000  Cincinnati Bell Inc.................................       583,125
    120,817  Commonwealth Telephone Enterprises Inc.+............     5,315,948
     40,500  Commonwealth Telephone Enterprises Inc., Cl. B+.....     1,759,219
     13,500  Corecomm Ltd.+......................................       444,656
      7,000  E.Spire Communications Inc..........................        50,750
     19,000  Eircom plc..........................................        82,804
     12,000  Electric Lightwave Inc., Cl. A+.....................       159,000
    150,000  First Pacific Co. Ltd...............................        91,724
     15,000  First Pacific Co. Ltd., ADR.........................        45,864
      9,520  Global Telesystems Group Inc.+......................       187,723
     40,000  GTE Corp............................................     3,075,000
      1,000  Hyperion Telecommunications Inc.....................        24,813
     20,000  QuebecTel Group Inc.................................       215,661
     77,500  RCN Corp.+..........................................     3,177,500
    275,000  Rogers Communications Inc., Cl. B...................     4,623,438
     35,000  SBC Communications Inc..............................     1,787,187
      6,000  Shenandoah Telecommunications Co....................       132,000
     10,000  Sonera Group Oyj....................................       289,476
     23,000  Telecom Argentina SA................................       613,812
      4,600  Tele Centro Sul Participacoes SA, ADR...............       255,300
     23,000  Tele Norte Leste Participacoes SA, ADR..............       356,500
     23,000  Telesp Participacoes SA, ADR........................       362,250
      6,500  Time Warner Telecom Inc., Cl. A+....................       135,687
    100,000  US West Inc.........................................     5,706,250
                                                                   ------------
                                                                     43,362,369
                                                                   ------------
             Satellite -- 1.9%
      3,000  American Mobile Satellite Corp.+....................        52,500
        500  Asia Satellite Telecommunications Holdings Ltd......        12,750
      1,000  British Sky Broadcasting Group, ADR.................        57,250
     41,877  COMSAT Corp.........................................     1,240,606
     35,000  General Motors Corp., Cl. H+........................     2,003,750
     16,000  Globalstar Telecommunications Ltd.+ ................       368,000
     22,000  Iridium World Communications Ltd.+..................        67,375
     20,000  Orbital Sciences Corp.+.............................       350,000
      8,400  Pathe SA............................................       868,045
      8,000  Pegasus Communications Corp.+.......................       361,000
     35,500  TCI Satellite Entertainment Inc., Cl. A+............       142,000
                                                                   ------------
                                                                      5,523,276
                                                                   ------------
             Telephone Networks -- 12.6%
     82,000  BCE Inc.............................................     4,084,625
     71,079  BCT. Telus Communications Inc.......................     1,482,122
     23,693  BCT. Telus Communications Inc., Cl. A...............       487,593
      1,000  British Telecommunications plc, ADR.................       154,938
    142,500  Cable & Wireless plc, ADR...........................     4,720,313
     31,000  Cable & Wireless Communications plc, ADR+...........     1,615,875
     30,000  Cable & Wireless HKT Ltd............................       652,500
  9,600,000  Cable & Wireless Jamaica Ltd.........................      337,565
     64,000  Cia Telecom Chile...................................     1,156,000
     16,000  Deutsche Telekom AG.................................       669,000
      2,000  France Telecom SA...................................       174,125
     55,350  Global Crossing Ltd.................................     1,466,775
      4,707  Hellenic Telecommunications Organization SA.........       109,717
      2,000  Hellenic Telecommunications Organization SA, ADR+...        22,375
      5,000  Hungarian Telephone & Cable Corp.+..................        30,938
         80  Japan Telecom Co. Ltd...............................     1,872,396
      5,000  Korea Telecom Corp..................................       308,672
        500  Magyar Tavkozlesi Rt, ADR...........................        13,625
        167  Nippon Telegraph & Telephone Corp...................     2,048,121
     10,000  Nippon Telegraph & Telephone Corp., ADR.............       616,875
        800  Pakistan Telecommunications, GDR (a)................        32,594
     12,000  Portugal Telecom SA, ADR............................       495,750
     21,600  PT Telekomunikasi Indonesia.........................       149,850
      6,000  Rostelecom, ADR.....................................        27,750
     50,000  Singapore Telecommunications Ltd....................        91,176
     42,000  Swisscom AG, ADR....................................     1,320,375
     20,000  Tele Danmark A/S, ADR...............................       592,500
  1,000,000  Telecom Asia Corp...................................       683,677
     21,000  Telecom Corporation of New Zealand Ltd., ADR........       672,000
    190,000  Telecom Italia SpA..................................     1,650,013
     18,500  Telecom Italia SpA, ADR.............................     1,594,469
     23,000  Telecomunicacoes Brasileiras SA (Telebras)..........           719
    938,570  Telecomunicacoes de Sao Paulo SA (Telesp)...........        72,837
     67,000  Telefonica SA, ADR..................................     3,216,000
    500,000  Telefonica del Peru.................................       676,865
      1,500  Telefonica del Peru, ADR............................        20,156
     23,000  Telefonos de Argentina SA, ADR......................       606,625
     31,000  Telefonos de Mexico SA, Cl. L, ADR..................     2,208,750
    300,000  Telekom Malaysia Berhad.............................       777,632
      2,400  Telestra Corp. Ltd..................................        63,300

The Gabelli Global Telecommunications Fund
Portfolio of Investments (continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
     Shares                                                            Value
     ------                                                            -----
             COMMON STOCKS (Continued)
             Telephone Networks (Continued)
      8,075  Thai Telephone & Telecom, GDR+ (a)..................  $      4,037
      3,000  Veba AG.............................................       164,267
                                                                   ------------
                                                                     37,145,492
                                                                   ------------
             Wireless Communications -- 21.4%
     40,000  ABC Communications Holdings Ltd.....................         9,526
    170,000  Aerial Communications Inc.+.........................     4,611,250
     33,400  Associated Group Inc., Cl. A+.......................     2,020,700
     42,000  Associated Group Inc., Cl. B+.......................     2,543,625
     60,000  BCE Mobile Communications Inc.+.....................     2,382,349
        500  Bouygues Group......................................       158,467
        500  Celular CRT Participacoes...........................            55
      4,000  Centennial Cellular Corp.+..........................       181,750
      2,000  Clearnet Communications Inc., Cl. A+................        36,125
     80,090  CommNet Cellular Inc.+..............................     2,507,818
     35,000  CP Pokphand, ADR+...................................        36,610
      5,300  Easycall Group+.....................................         1,142
     12,000  Echostar Communications Corp., Cl. A................     1,089,750
    250,000  Europolitan Holdings AB.............................     2,685,219
     42,988  Grupo Iusacell, ADR.................................       408,386
     26,000  Himachal Futuristic (a).............................       464,750
     24,000  Jasmine International+..............................        10,841
     52,000  Leap Wireless International Inc.+...................     1,222,000
     26,000  Libertel NV+........................................       469,015
      1,500  Metrocall Inc.+.....................................         1,875
     17,289  NEXTEL Communications Inc., Cl. A+..................     1,172,410
        200  NTT Mobile Communications Network Inc.+.............     3,932,032
     70,000  Omnipoint Corp.+....................................     3,911,250
     55,000  Price Communications Corp.+.........................     1,378,438
     10,000  PT Indonesia Satellite, ADR.........................       135,000
    150,000  Rogers Cantel Mobile Communications Inc., Cl. B+....     3,553,125
     35,000  Rural Cellular Corp., Cl. A+........................     1,605,625
     70,000  Securicor Group plc.................................       690,869
    116,780  SK Telecom Co. Ltd., ADR............................     1,204,294
      5,000  SkyTel Communications Inc.+.........................        91,562
     10,000  Sprint Corp. (PCS Group)+...........................       745,625
     80,000  Technology Resources Industries.....................        40,632
      2,300  Tele Celular Sul Participacoes SA, ADR..............        43,556
      7,666  Tele Centro Oeste Celular Participacoes SA, ADR.....        25,394
        460  Tele Leste Celular Participacoes SA, ADR............        14,547
      1,150  Tele Nordeste Celular Participacoes SA, ADR.........        26,162
        460  Tele Norte Celular Participacoes SA, ADR............        13,110
      4,600  Tele Sudeste Celular Participacoes SA, ADR..........        98,900
        500  Telecel-Comunicacaoes Pessoais SA...................        61,663
    500,000  Telecom Italia Mobile SpA...........................     3,107,609
      1,150  Telemig Celular Participacoes SA, ADR...............        33,925
    150,000  Telephone & Data Systems Inc........................    13,321,875
    938,570  Telesp Celular SA...................................        33,730
      9,200  Telesp Celular Participacoes SA, ADR................       240,350
      4,000  Teligent Inc., Cl. A+...............................       198,750
     20,000  Total Access Communications plc+....................        38,200
     23,000  United States Cellular Corp.+.......................     1,564,000
     10,000  Vimpel Communications+..............................       127,500
     15,000  Vodafone AirTouch plc, ADR..........................     3,566,250
      5,000  VoiceStream Wireless Corp.+.........................       308,594
     15,000  Western Wireless Corp., Cl. A+......................       672,656
      5,500  Winstar Communications Inc.+........................       214,844
                                                                   ------------
                                                                     63,013,730
                                                                   ------------
             TOTAL COMMON STOCKS.................................   216,330,649
                                                                   ------------
             PREFERRED STOCKS -- 1.5%
             Cable -- 0.6%
     18,000  Tele-Communications Inc., 6.00% Cv. Pfd., Ser. E....     1,800,000
                                                                   ------------
             Energy and Utilities -- 0.0%
      2,000  Citizens Utility Trust, Cv. Pfd.....................        99,500
                                                                   ------------
             Entertainment -- 0.0%
      1,500  Metromedia International Group Inc., 7.25% Cv. Pfd..        36,938
                                                                   ------------
             Long Distance Telephone Providers -- 0.3%
     12,000  Sprint Corp., 8.25% Cv. Pfd.........................       940,500
                                                                   ------------
             Satellite -- 0.3%
     50,000  Loral Space & Communications Ltd., 6.00% Cv. Pfd....       859,375
                                                                   ------------
             Telephone Networks -- 0.1%
        500  Telecomunicacoes de Parana SA, Pfd..................            94
     10,000  Philippine Long Distance Telephone Co.,
               7.00% Cv. Pfd., Ser. III .........................       415,000
  3,355,677  Telecomunicacoes de Rio Janeiro SA..................        49,810
     40,900  Telecomunicacoes de Sao Paulo SA....................         3,625
                                                                   ------------
                                                                        468,529
                                                                   ------------
             Wireless Communications -- 0.2%
  3,355,677  Telerj Celular SA, Pfd., Cl. B+.....................        63,793
     40,900  Telesp Celular SA, Pfd., Cl. B......................         2,130
                                                                   ------------
                                                                         65,923
                                                                   ------------
             TOTAL PREFERRED STOCKS..............................     4,270,765
                                                                   ------------

  Principal
    Amount
    ------
             CORPORATE BONDS -- 0.4%
             Telephone Networks -- 0.3%
 $1,000,000  Telekom Malaysia Berhad,
               Sub. Deb. Cv. 4.00%, 10/03/04 (a).................       815,000
                                                                   ------------
             Wireless Communications -- 0.1%
    250,000  Technology Resources Industries,
               Sub. Deb. Cv. 2.75%, 11/28/04.....................       190,000
                                                                   ------------
             TOTAL CORPORATE BONDS...............................     1,005,000
                                                                   ------------

The Gabelli Global Telecommunications Fund
Portfolio of Investments (continued) -- September 30, 1999 (Unaudited)
================================================================================

  Principal                                                           Market
    Amount                                                             Value
    ------                                                             -----
             U.S. GOVERNMENT OBLIGATIONS -- 22.9%
 67,787,000  U.S. Treasury Bills, 4.53% to 4.74%++,
               due 10/07/99 to 12/09/99..........................  $ 67,410,402
                                                                   ------------
             TOTAL INVESTMENTS -- 98.3%..........................   289,016,816
               (Cost $187,132,247)
               Other Assets and Liabilities -- 1.7%..............     5,144,143
                                                                   ------------
             NET ASSETS -- 100.00%
               (12,855,976 shares outstanding)...................  $294,160,959
                                                                   ============
             NET ASSET VALUE,
               Offering and Redemption
               Price Per Share...................................        $22.88
                                                                         ======

                                                                        Net
                                                        Settlement   Unrealized
                                                           Date     Depreciation
                                                           ----     ------------

             FORWARD FOREIGN EXCHANGE CONTRACTS

6,874,651(b) Sell Hong Kong Dollars
               in exchange for
               USD 872,750 ...........................   08/24/00  $     (4,643)
                                                                   ------------

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the market value of Rule 144A securities amounted to $1,316,381 or 0.4% of net assets.

(b)   Principal amount denoted in Hong Kong Dollars.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

USD -- U.S. Dollars.

                                                        % of
                                                        Market          Market
Geographic Diversification                              Value           Value
--------------------------                              ------      ------------
North America ......................................     77.2%      $223,226,233
Europe .............................................     13.0%        37,412,495
Japan ..............................................      4.1%        11,934,667
Asia/Pacific Rim ...................................      2.9%         8,362,206
Latin America ......................................      2.8%         8,081,215
                                                        -----       ------------
                                                        100.0%      $289,016,816
                                                        =====       ============

                       Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                        Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

Marc J. Gabelli
Associate Portfolio Manager

James E. McKee
Secretary

                                  Distributor
                            Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompa nied by an effective prospectus.
--------------------------------------------------------------------------------
GAB401Q399SR